SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of October 1, 2012 (this “Amendment”) is entered into by CYRUSONE INC., a Delaware corporation (the “Exiting Originator”), the remaining Originators listed on the signature pages hereto, CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “Company”) and CINCINNATI BELL INC. (“CB”), an Ohio corporation, as sole member of the Company and as Servicer.
BACKGROUND:
A.    The Exiting Originator, the Originators, the Company and CB have entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of June 6, 2011 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement” or the “Agreement”).
B.    The Exiting Originator desires to no longer be a party to the Agreement and to be relieved of all rights and obligations thereunder (other than such obligations which by their express terms survive termination of the Agreement).
C.    The parties hereto desire to amend the Purchase and Sale Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

Section 2.Amendments. The Agreement is hereby amended as follows:

(a)The parties hereto hereby agree that upon the effectiveness of this Amendment, the Exiting Originator shall no longer be party to the Agreement and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement).

(b)The sixth recital to the Purchase and Sale Agreement is hereby deleted in its entirety.

(c)Schedule I to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule I attached hereto.

(d)Schedule II to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule II attached hereto.

(e)Schedule III to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule III attached hereto.

(f)Schedule IV to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule IV attached hereto.

Section 3.Representations and Warranties. Each of the Exiting Originator, the Originators, the Company and CB hereby represents and warrants as follows:

(a)Representations and Warranties. The representation and warranties made by it in the Purchase and Sale Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Purchase and Sale Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Purchase and Sale Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with the terms thereof.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

Section 4.Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. Upon the effectiveness of this Amendment and at all times thereafter, references to the Exiting Originator (in such capacity or in any other capacity, including, without limitation, its individual capacity) in the Agreement or any other Transaction Document or in any other agreement or document related to any of the foregoing shall be deemed to be read to take into effect the transactions contemplated by this Amendment.

Section 5.Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator: (a) evidence that each of the conditions to effectiveness set forth in that certain Third Amendment to the Receivables Purchase Agreement, dated as of even date herewith, shall have been satisfied and (b) counterparts of this Amendment duly executed by each of the other parties hereto.

Section 6.Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
CYRUSONE INC.

By: /s/ Kimberly H. Sheehy
Name: Kimberly H. Sheehy
Title: Chief Financial and Administrative Officer

CINCINNATI BELL FUNDING LLC

By: /s/ Christopher C. Elma
Name:    Christopher C. Elma
Title: Vice President and Treasurer

CINCINNATI BELL INC., as sole member of Cincinnati Bell Funding LLC

By: /s/ Christopher C. Elma
Name:    Christopher C. Elma
Title: Vice President and Treasurer

CINCINNATI BELL INC., as Servicer

By: /s/ Christopher C. Elma
Name:    Christopher C. Elma
Title: Vice President and Treasurer

ORIGINATORS:

CINCINNATI BELL ANY DISTANCE INC.,
CINCINNATI BELL TELEPHONE COMPANY LLC, CINCINNATI BELL WIRELESS LLC, CINCINNATI BELL EXTENDED TERRITORIES LLC, CINCINNATI BELL TECHNOLOGY SOLUTIONS INC., EVOLVE BUSINESS SOLUTIONS LLC, and CINCINNATI BELL ANY DISTANCE OF VIRGINIA LLC, as Originators

By: /s/ Christopher C. Elma
Name:    Christopher C. Elma
Title: Vice President and Treasurer

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent

By:     /s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent

By:     /s/ Eero Maki
Name: Eero Maki
Title: Senior Vice President